SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: January 16, 2004

HUNTINGTON BANCSHARES INCORPORATED
(Exact Name of Registrant as specified in its charter)

Maryland	0-2525	31-0724920

(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification Number)

Huntington Center
41 South High Street
Columbus, Ohio 43287
(614) 480-8300
(Address, including zip code, and telephone number
including area code of Registrant’s
principal executive offices)

Item 5. Other Events.
Item 7. Financial Statements and Exhibits.
Item 12. Results of Operations and Financial Condition.
SIGNATURES
EXHIBIT INDEX
EX-99.1
EX-99.2

Item 5.   Other Events.

     On January 16, 2004, Huntington Bancshares Incorporated (“Huntington”) issued a news release announcing its earnings for the fourth quarter and year ended December 31, 2003. Also on January 16, 2004, Huntington made a Quarterly Financial Review available on its web site, www.huntington.com. The information contained in the news release and the Quarterly Financial Review, which are attached as Exhibits 99.1 and 99.2, respectively, to this report, are incorporated herein by reference.

     Huntington’s senior management will host an earnings conference call January 16, 2004, at 1:00 p.m. EST. The call may be accessed via a live Internet web cast at www.huntington-ir.com or through a dial-in telephone number at 888-806-9459. Slides will be available at www.huntington-ir.com just prior to 1:00 p.m. EST on January 16, 2004, for review during the call. A replay of the web cast will be archived in the Investor Relations section of Huntington’s web site at www.huntington.com. A telephone replay will be available two hours after the completion of the call through January 31, 2004, at 800-615-3210; conference call ID 349210.

     The information contained or incorporated by reference in this Current Report on Form 8-K contains forward-looking statements, including certain plans, expectations, goals, and projections, which are subject to numerous assumptions, risks, and uncertainties. A number of factors, including but not limited to those set forth under the heading “Business Risks” included in Item 1 of Huntington’s Annual Report on Form 10-K/A for the year ended December 31, 2002, filed November 14, 2003, and other factors described from time to time in Huntington’s other filings with the Securities and Exchange Commission, could cause actual conditions, events, or results to differ significantly from those described in the forward-looking statements. All forward-looking statements included in this Current Report on Form 8-K are based on information available at the time of the Report. Huntington assumes no obligation to update any forward-looking statement.

Item 7.   Financial Statements and Exhibits.

(c) Exhibits.

Exhibit 99.1 – News release of Huntington Bancshares Incorporated, dated January 16, 2004.

Exhibit 99.2 – Quarterly Financial Review, December 2003

Item 12.   Results of Operations and Financial Condition.

The information included or incorporated by reference under Item 5 of this report is incorporated by reference under this Item 12.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUNTINGTON BANCSHARES INCORPORATED
Date: January 16, 2004	By:	/s/ Michael J. McMennamin
Michael J. McMennamin, Vice Chairman,
Chief Financial Officer, and Treasurer

EXHIBIT INDEX

Exhibit No	Description

Exhibit 99.1	News release of Huntington Bancshares Incorporated, January 16, 2004.
Exhibit 99.2	Quarterly Financial Review, December 2003.